MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 23, 2013

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2013, AS AMENDED ON JUNE 17, 2013

JANUS FORTY PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Janus Forty Portfolio (the “Portfolio”) from Janus Capital Management LLC (“Janus”) to ClearBridge Investments, LLC (“ClearBridge”) to be effective November 1, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and ClearBridge. Effective November 1, 2013, the name of the Portfolio will change to ClearBridge Aggressive Growth Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Summary Prospectus to Janus will change to ClearBridge. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Janus in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Summary Prospectus are effective November 1, 2013:

The Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.66%	0.91%	0.81%
Fee Waiver*	(0.07%)	(0.07%)	(0.07%)

Net Operating Expenses	0.59%	0.84%	0.74%

*	Restated to reflect that MetLife Advisers, LLC (the “Adviser”) has contractually agreed, for the period November 1, 2013 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.650% of the first $525 million of the Portfolio’s average daily net assets, 0.600% of such assets over $525 million up to $1 billion, 0.575% of such assets over $1 billion up to $1.85 billion, 0.525% of such assets over $1.85 billion up to $2 billion and 0.475% of such assets over $2 billion. In addition, the Adviser has contractually agreed, for the period from November 1, 2013 through April 30, 2014, to waive portions of the Management Fees payable to it by the Portfolio and the ClearBridge Aggressive Growth Portfolio, another series of Met Investors Series Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to ClearBridge Investments, LLC (“ClearBridge”) individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio and the subadvisory fees that would be payable by the Adviser to ClearBridge if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio were aggregated for purposes of calculating such subadvisory fees. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

The disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio remain in effect through April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$60	$205	$362	$818
Class B	$86	$284	$499	$1,117
Class E	$76	$253	$444	$998

The disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

ClearBridge Investments, LLC (“ClearBridge”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies.

ClearBridge emphasizes individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. ClearBridge focuses primarily, but not exclusively, on emerging growth companies that have passed their “start up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, ClearBridge considers whether the company may benefit from:

•	New technologies, products or services
•	New cost reducing measures
•	Changes in management
•	Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

The following disclosure is added after the paragraph entitled “Foreign Investment Risk” at the end of the section entitled “Principal Risks”:

Focused Investment Risk. Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

The disclosure in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index.

Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective November 1, 2013, ClearBridge became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser. Effective November 1, 2013, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index as the primary benchmark of the Portfolio, and the Russell 1000 Growth Index became the secondary benchmark. These benchmark changes were made because the Russell 3000 Growth Index more precisely reflects the market in which the Portfolio invests. For more information about indexes, please see “Index Descriptions” in the Prospectus. It is not possible to invest directly in an index.

The total return table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2012
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	22.83%	0.78%	9.45%	—	—
Class B	22.51%	0.53%	N/A	4.08%	4-28-07
Class E	22.64%	0.63%	N/A	4.18%	4-28-07
Russell 3000 Growth Index (reflects no deduction for mutual fund fees or expenses)	15.21%	3.15%	7.69%	—	—
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	15.26%	3.12%	7.52%	—	—

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. ClearBridge Investments, LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Richard Freeman, Managing Director, Senior Portfolio Manager, ClearBridge, and Evan Bauman, Managing Director, Portfolio Manager, ClearBridge, have managed the Portfolio since November 2013.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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